UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2018

KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54382	26-3842535
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS
Probable Real Estate Acquisition
On April 11, 2018, KBS Strategic Opportunity REIT, Inc. (the “Company”), through an indirect wholly owned subsidiary, entered into a purchase and sale agreement to purchase an office property consisting of two buildings containing an aggregate of 311,864 rentable square feet located on an aggregate of 27.6 acres of land in Franklin, Tennessee (“Eight & Nine Corporate Centre”). On April 4, 2018, KBS Capital Advisors LLC, the Company’s external advisor (the “Advisor”), entered into a purchase and sale agreement to purchase Eight & Nine Corporate Centre and on April 11, 2018, the Advisor subsequently assigned the purchase and sale agreement to the indirect wholly owned subsidiary of the Company for $1.0 million, which is the amount of the initial deposit paid by the Advisor.  The seller is not affiliated with the Company or the Advisor.
Pursuant to the purchase and sale agreement, the Company would be obligated to purchase the property only after satisfactory completion of agreed upon closing conditions.  There can be no assurance that the Company will complete the acquisition. In some circumstances, if the Company fails to complete the acquisition, it may forfeit up to $6.0 million of earnest money, which consists of the initial $1.0 million deposit and an additional $5.0 million deposit to be paid on or prior to April 13, 2018.
The contractual purchase price of Eight & Nine Corporate Centre is $73.0 million plus closing costs. The Company intends to fund the purchase of Eight & Nine Corporate Centre with proceeds from a mortgage loan and proceeds from the sale of 11 properties to a newly formed Singapore real estate investment trust as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on November 9, 2017.
Eight & Nine Corporate Centre was built in 2007 and is currently 82% leased to 15 tenants.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: April 11, 2018	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary